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                                   AMENDMENT,
                            DATED FEBRUARY 25, 2000,
                                       TO
                           INVESTOR SERVICES AGREEMENT
                          BETWEEN RYDEX VARIABLE TRUST
                        AND PADCO SERVICE COMPANY, INC.,
                            DATED DECEMBER 31, 1998,
                                   AS AMENDED

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                                  AMENDMENT TO
                           INVESTOR SERVICES AGREEMENT
                                     BETWEEN
                              RYDEX VARIABLE TRUST
                                       AND
                         PADCO FINANCIAL SERVICES, INC.

                                    EXHIBIT A

                              RYDEX VARIABLE TRUST


RYDEX FUNDS

     Nova Fund
     Ursa Fund
     Precious Metals Fund
     OTC Fund
     Juno Fund
     LARGE-CAP EUROPE FUND
     LARGE-CAP JAPAN FUND
     TITAN 500 FUND
     TEMPEST 500 FUND
     VELOCITY 100 FUND
     VENTURE 100 FUND
     U.S. Government Bond Fund
     U.S. Government Money Market Fund
     INTERNET FUND
     UTILITIES FUND

     ADDITIONS and [DELETIONS] are noted in BOLD.

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                                   AMENDMENT,
                            DATED FEBRUARY 25, 2000,
                                       TO
                              RYDEX VARIABLE TRUST
                             INVESTOR SERVICES PLAN,
                            DATED DECEMBER 31, 1998,
                                   AS AMENDED

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                                  AMENDMENT TO
                              RYDEX VARIABLE TRUST
                             INVESTOR SERVICES PLAN


                                    EXHIBIT A

                              RYDEX VARIABLE TRUST
                              INVESTOR SERVICE FEE

RYDEX FUNDS

     Nova Fund
     Ursa Fund
     Precious Metals Fund
     OTC Fund
     Juno Fund
     LARGE-CAP EUROPE FUND
     LARGE-CAP JAPAN FUND
     TITAN 500 FUND
     TEMPEST 500 FUND
     VELOCITY 100 FUND
     VENTURE 100 FUND
     U.S. Government Bond Fund
     U.S. Government Money Market Fund
     INTERNET FUND
     UTILITIES FUND

     ADDITIONS and [DELETIONS] are noted in BOLD.

INVESTOR SERVICE FEE ............................Twenty-Five basis points (.25%)

CALCULATION OF FEE

     The investor service fee is based on a percentage of the Funds' average daily net assets attributable to Shares of the Funds.